Income (loss) per share	12 Months Ended
Dec. 31, 2022
Income (Loss) Per Share [Abstract]
Income (loss) per share	Income (loss) per share
Basic income (loss) per share
Basic income (loss) per share is calculated by dividing the net income (loss) attributable to equity holders of the Company by the weighted average number of ordinary shares in circulation during the corresponding period.

	Year ended December 31.
(in thousands of euro, except for data share)	2020	2021	2022
Net income (loss)	(63,984)	(52,809)	(58,103)
Weighted average number of ordinary shares in circulation	78,934,960	79,542,627	79,639,826
Basic income (loss) per share (€ per share)	(0.81)	(0.66)	(0.73)
The instruments that entitle their holders to a portion of the share capital on a deferred basis (BSAs, BSAAR, AGAs and AGAPs) are considered to be anti-dilutive (1,564,662 instruments in 2020, 2,166,829 instruments in 2021 and 2,265,301 instruments in 2022). These instruments are presented in detail in Note 11.
Diluted income (loss) per share
Diluted income (loss) per share is calculated by dividing the net income (loss) attributable to equity holders of the Company by the weighted average number of ordinary shares in circulation during the corresponding period, increased by all dilutive potential ordinary shares.

	Year ended December 31,
(in thousands of euro, except for data share)	2020	2021	2022
Net income (loss)	(63,984)	(52,809)	(58,103)
Weighted average number of ordinary shares in circulation	78,934,960	79,542,627	79,639,826
Adjustment for share instruments	—	—	—
Diluted income (loss) per share (€ per share)	(0.81)	(0.66)	(0.73)